UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices)               (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Item 1. Report to Stockholders.

ANNUAL REPORT
October 31, 2019

TICKER ENSBX

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the
Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Ensemble Fund
Annual Report
October 31, 2019

The Ensemble Fund (the “Fund”) returned 23.76% for the fiscal year ending October 31, 2019. For comparative purposes, the S&P 500® Index, which is the Fund’s benchmark, had a total return of 14.33% over the same time period.

The Fund began the fiscal year performing similarly to the S&P 500® Index (the “Benchmark”) until December 24th when the stock market bottomed after a material decline. From that point onward until the end of the fiscal year, the Fund generated significant outperformance. While the Fund did hold a more economically sensitive set of securities than the Benchmark causing strong levels of performance during the market recovery, the large majority of the outperformance came from idiosyncratic, company specific performance drivers.

As we have discussed each year since launching the Fund, we believe that investors are currently overvaluing stable, low growth companies and undervaluing more economically sensitive, but still high-quality businesses. Therefore, our portfolio’s heavier exposure to more economically sensitive names is not the result of a particular economic forecast, but our simple observation that in looking for undervalued securities we have found them in more economically sensitive sectors due to the market conditions that have persisted in recent years. During the fiscal year, we owned 27 different companies of which 23 generated a positive return for the Fund.

Significant detractors from the Fund’s total return included the following:

• Apple Inc.: The Fund owned Apple from inception until January of 2019. We exited the position after coming to the conclusion that the long-term growth of the iPhone franchise had become both limited and uncertain. While we invest in companies exhibiting all levels of growth, we generally avoid investing in companies with low and uncertain levels of growth. When long term growth of a company is less than the growth of the overall economy, the company’s products and services are effectively losing relevancy. While we believe that Apple may well be successful in launching the next great technology platform that eventually replaces the smartphone, the level of certainty we have in that outlook in light of the full maturation of the smartphone market declined to a level where we decided Apple no longer qualifies to be included in our portfolio.

• Netflix (6.5%* weight in Fund): Netflix’s stock was very volatile during the Fund’s fiscal year. From the beginning of the fiscal year through late December, the stock declined by 26% as recession worries caused investors to sell risk assets. From late December through early July, the stock appreciated by 62%. After the company reported weaker than expected subscriber growth and market worries about the competitive implications of Disney Plus and other streaming services entering the market, the stock declined by 25%. We believe that the competitive entries are occurring because of the late recognition by legacy media that Netflix has become too powerful and has become a major risk to their business models. While we think Netflix will be impacted by the competition, we think these efforts are too little, too late and we maintain conviction that Netflix will thrive over the long term.

• Charles Schwab & Co (4.6%* weight in the Fund): Charles Schwab & Co, provides custodial and related services to retain investors and independent registered investment advisors. During the fiscal year, they strongly grew the asset base they administer and were even featured in a Wall Street Journal story titled “How Schwab Ate Wall Street”. However, the company generates a significant and growing part of their earnings from “net interest income” on the cash that investors hold in their accounts. The level of these earnings is driven to a significant extent by the shape of the yield curve (the relative level of short term and long-term interest rates). With interest rates declining during the fiscal year and the yield curve “inverting” (long term rates declining to levels lower than shorter term rates in a behavior that occurs from time to time, but has never remained persistent), Schwab’s earnings were temporarily (in our opinion) reduced causing the stock to under-perform.

Significant contributors to the Fund’s total return included the following:

• Ferrari (6.9%* weight in Fund): After selling off during the recession scare at the end of calendar year 2018, the stock came flying back as these fears faded. It is important to

* Portfolio Information as of October 31, 2019.

2019 Annual Report 1

note that despite the share price performance suggesting Ferrari is highly subject to economic conditions, historically they have actually been the most recession resistant automaker due to the long wait lists to buy one of their cars. This wait list means that even if some potential buyers decline to purchase due to economic conditions, there is a long line of buyers behind them.

• Tiffany & Co: After exiting our Tiffany position completely in June 2018 when it reached $136 a share, we bought it back starting in December 2018 at $80 a share. Then in late October 2019, just before the close of the Fund’s fiscal year, a rumor broke that luxury holding company LVMH had offered to buy Tiffany. With the stock appreciating 30% on this rumor, we chose to exit our position at $128 a share. While we do not typically enter and then exit a position repeatedly, we believe that Tiffany’s stock price is far more volatile than the underlying business which causes us to buy and sell more frequently given the large changes in how other investors value the company. Should the LVMH transaction not occur and Tiffany remains a public company, we would not be surprised if we end up owning it again in the future.

• Mastercard (6.0%* weight in Fund): Mastercard is one of our highest conviction holdings in the portfolio. The company exhibits high and stable growth, outstanding returns on capital and a low cost of capital due to its ability to finance much of its growth through the issuance of relatively low-cost debt. We believe that Mastercard is extremely well positioned within the global payment ecosystem and will continue to thrive over the very long term.

Much of the last fiscal year saw market moves primarily driven by changing economic outlooks as recession worries came and went and trade negotiations between the US and China were ongoing. While these are important issues that we monitor closely, we believe that investors are best served not by trying to guess how short-term macroeconomic and geopolitical events will unfold, but rather on how individual companies will perform over the long term despite shifting and uncertain economic and geopolitical conditions.

As we continue to manage the Fund in fiscal year 2020 and beyond, we will continue to seek to identify outstanding companies that exhibit three core characteristics: Moat: We seek companies that have strong and persistent competitive advantages and offer products and services from within this moat that we believe consumers will continue to value over the long term.

Management: We seek companies that are managed by executive teams who have displayed strong talent for both creating economic value as well as allocating excess capital to the benefit of shareholders.

Forecastable: We seek companies that operate in industries and use business models that we believe make their financial results relatively forecastable over the long term and which we believe that our research team has the specific domain expertise to analyze as well or better than our competition.

In closing, we want to thank you for your investment in the Fund and we look forward to serving you into the future.

Sincerely,

Sean Stannard-Stockton

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-800-785-8165.

The Ensemble Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-800-785-8165. Distributed by Rafferty Capital Markets, LLC-Garden City, NY 11530.

* Portfolio Information as of October 31, 2019.

2019 Annual Report 2

Ensemble Fund (Unaudited)

PERFORMANCE INFORMATION

October 31, 2019 NAV $14.99

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2019

			Since
	1 Year(A)	3 Years(A)	Inception(A)
Ensemble Fund	23.76%	16.71%	13.69%
S&P 500® Index (B)	14.33%	14.91%	11.90%

Annual Fund Operating Expense Ratio (from 2/28/2019 Prospectus): 1.00%
The Fund’s expense ratio for the year ended October 31, 2019 can be found in the financial highlights included within this report.

(A)1 Year, 3 Years and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Ensemble Fund commenced operations on
November 2, 2015.
(B)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.
Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.
For a commentary on the Fund’s calendar quarter performance visit the Fund’s website at
www.ensemblefund.com.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL
FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS
OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE
PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE
CALL 1-800-785-8165. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE
LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2019 Annual Report 3

Ensemble Fund (Unaudited)

Ensemble Fund by Sectors (as a percentage of Net Assets) October 31, 2019 (Unaudited)

* Net Cash represents cash and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.

Proxy Voting Guidelines

Ensemble Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.ensemblefund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-800-785-8165). This information is also available on the SEC’s website at http://www.sec.gov.

2019 Annual Report 4

Expense Example
(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on May 1, 2019 and held through October 31, 2019.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.” The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	May 1, 2019 to
	May 1, 2019	October 31, 2019	October 31, 2019

Actual	$1,000.00	$1,066.15	$5.21

Hypothetical	$1,000.00	$1,020.16	$5.09
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2019 Annual Report 5

Ensemble Fund
		Schedule of Investments
		October 31, 2019
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Aircraft Part & Auxiliary Equipment, NEC
2,150	TransDigm Group Incorporated	$1,131,502	3.52%
Banks
24,005	First Republic Bank	2,553,172	7.93%
Electromedical & Electrotherapeutic Apparatus
10,280	Masimo Corporation *	1,498,721	4.66%
Industrial Instruments for Measurement, Display and Control
37,590	Sensata Technologies Holding plc * (United Kingdom)	1,924,232	5.98%
Motor Vehicles & Passenger Car Bodies
13,880	Ferrari N.V. (Italy)	2,222,466	6.90%
Operative Builders
252	NVR, Inc. *	916,421	2.85%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
1,600	Intuitive Surgical, Inc. *	884,720	2.75%
Retail - Building Materials, Hardware, Garden Supply
41,270	Fastenal Company	1,483,244	4.61%
Retail - Eating & Drinking Places
16,000	Starbucks Corporation	1,352,960	4.20%
Rubber & Plastics Footwear
6,760	NIKE, Inc.	605,358	1.88%
Security Brokers, Dealers & Flotation Companies
36,300	The Charles Schwab Corporation	1,477,773	4.59%
Services - Business Services, NEC
1,177	Booking Holdings Inc. *	2,411,402
12,300	Broadridge Financial Solutions, Inc.	1,540,206
6,980	MasterCard Incorporated - Class A	1,932,134
		5,883,742	18.27%
Services - Computer Processing & Data Preparation
7,230	Verisk Analytics, Inc. - Class A *	1,046,181	3.25%
Services - Computer Programming, Data Processing, Etc.
1,824	Alphabet Inc. - Class A *	2,296,051	7.13%
Services - Engineering, Accounting, Research, Management
17,270	Paychex, Inc.	1,444,463	4.49%
Services - Prepackaged Software
6,280	BlackLine, Inc. *	293,527	0.91%
Services - Video Tape Rental
7,350	Netflix, Inc. *	2,112,464	6.56%
Title Insurance
24,495	First American Financial Corporation	1,513,301	4.70%
Trucking (No Local)
12,930	Landstar System, Inc.	1,463,029	4.55%
Total for Common Stocks (Cost - $26,430,285)		32,103,327	99.73%
Total Investment Securities		32,103,327
Other Assets in Excess of Liabilities		85,978	0.27%
Net Assets		$32,189,305	100.00%

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2019 Annual Report 6

Ensemble Fund

Statement of Assets and Liabilities
October 31, 2019

Assets:
Investment Securities at Fair Value	$32,103,327
(Cost - $26,430,285)
Cash	132,333
Dividend Receivable	27,854
Total Assets	32,263,514
Liabilities:
Payable to Adviser (Note 4)	26,307
Payable for Fund Shares Redeemed	47,902
Total Liabilities	74,209
Net Assets	$32,189,305

Net Assets Consist of:
Paid In Capital	$23,667,299
Total Distributable Earnings	8,522,006
Net Assets, for 2,147,027 Shares Outstanding	$32,189,305
(Unlimited shares authorized)
Net Asset Value, Offering Price and Redemption Price Per Share
($32,189,305/2,147,027 shares)	$14.99

Statement of Operations
For the fiscal year ended October 31, 2019

Investment Income:
Dividends (Net of foreign withholding tax of $3,291)	$344,083
Total Investment Income	344,083
Expenses:
Management Fees (Note 4)	280,415
Total Expenses	280,415

Net Investment Income (Loss)	63,668

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Investments	2,800,242
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,321,822
Net Realized and Unrealized Gain (Loss) on Investments	6,122,064

Net Increase (Decrease) in Net Assets from Operations	$6,185,732

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 7

Ensemble Fund

Statements of Changes in Net Assets
	11/1/2018	11/1/2017
	to	to
	10/31/2019	10/31/2018
Operations:
Net Investment Income (Loss)	$63,668	$17,500
Net Realized Gain (Loss) on Investments	2,800,242	1,034,198
Net Change in Unrealized Appreciation (Depreciation) on Investments	3,321,822	21,702
Net Increase (Decrease) in Net Assets from Operations	6,185,732	1,073,400

Distributions to Shareholders:	(1,053,387)	(816,930)

Capital Share Transactions:
Proceeds From Sale of Shares	4,411,688	6,210,436
Proceeds From Redemption Fees (Note 2)	-	8
Shares Issued on Reinvestment of Dividends	1,053,385	816,930
Cost of Shares Redeemed	(1,883,951)	(2,028,785)
Net Increase (Decrease) from Shareholder Activity	3,581,122	4,998,589

Net Increase (Decrease) in Net Assets	8,713,467	5,255,059

Net Assets at Beginning of Period	23,475,838	18,220,779
Net Assets at End of Period	$32,189,305	$23,475,838

Share Transactions:
Issued	348,728	478,746
Reinvested	94,052	65,145
Redeemed	(141,941)	(157,293)
Net Increase (Decrease) in Shares	300,839	386,598
Shares Outstanding Beginning of Period	1,846,188	1,459,590
Shares Outstanding End of Period	2,147,027	1,846,188

Financial Highlights
Selected data for a share outstanding throughout the period:
	11/1/2018	11/1/2017		11/1/2016		11/2/2015*
	to	to		to		to
	10/31/2019	10/31/2018		10/31/2017		10/31/2016
Net Asset Value -
Beginning of Period	$12.72	$12.48		$10.50		$10.00
Net Investment Income (Loss) (a)	0.03	0.01		0.04		0.09
Net Realized and Unrealized Gains (Losses) on Investments	2.80	0.79		2.10		0.41
Total from Investment Operations	2.83	0.80		2.14		0.50
Distributions (From Net Investment Income)	(0.01)	(0.03)		(0.06)		-
Distributions (From Realized Capital Gains)	(0.55)	(0.53)		(0.10)		-
Total Distributions	(0.56)	(0.56)		(0.16)		-
Proceeds from Redemption Fee (Note 2)	-	-	+	-	+	-
Net Asset Value -
End of Period	$14.99	$12.72		$12.48		$10.50
Total Return (b)	23.76%	6.49%		20.62%		5.00%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$32,189	$23,476		$18,221		$8,847
Ratio of Expenses to Average Net Assets	1.00%	1.00%		1.00%		1.00%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.23%	0.08%		0.33%		0.92%	***
Portfolio Turnover Rate	47.01%	63.49%		41.81%		31.91%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
+ Amount less than $0.005 per share.
(a) Per share amounts were calculated using the average shares method.
(b) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2019 Annual Report 8

NOTES TO THE FINANCIAL STATEMENTS
ENSEMBLE FUND
October 31, 2019

1.) ORGANIZATION
The Ensemble Fund (the “Fund”) was organized as a non-diversified series of PFS Funds (the “Trust”) on September 23, 2015 and commenced operations on November 2, 2015. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of October 31, 2019, there were eight series authorized by the Trust. The Fund’s objective is to seek long-term capital appreciation. The investment adviser to the Fund is Ensemble Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”)(normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share. Prior to February 28, 2018, the Fund was subject to a redemption fee of 2% if redeemed within 90 days of purchase.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s initial tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended October 31, 2019, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2019 Annual Report 9

Notes to the Financial Statements - continued

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The differences between book and tax basis are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

2019 Annual Report 10

Notes to the Financial Statements - continued

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of October 31, 2019:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$32,103,327	$0	$0	$32,103,327
Total	$32,103,327	$0	$0	$32,103,327

The Fund did not hold any Level 3 assets during the fiscal year ended October 31, 2019.

The Fund did not invest in any derivative instruments during the fiscal year ended October 31, 2019.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund and pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, fees pursuant to Rule 12b-1 distribution plans, and extraordinary or non-recurring expenses. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

As a result of the above calculation, for the fiscal year ended October 31, 2019, the Adviser earned management fees totaling $280,415. At October 31, 2019, the Fund owed $26,307 to the Adviser.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator of the Fund by the Adviser.

The Trustees who are not interested persons of the Fund were each paid $1,500, for a total of $4,500, in Trustees’ fees for the fiscal year ended October 31, 2019 by the Adviser.

2019 Annual Report 11

Notes to the Financial Statements - continued

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended October 31, 2019, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $15,692,532 and $13,101,405, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2019, Charles Schwab & Co., Inc., for the benefit of its customers, held, in aggregate, 90.51% of the shares in the Fund. The Trust does not know whether any underlying accounts held at Charles Schwab & Co., Inc. owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at October 31, 2019 was $26,531,984. At October 31, 2019, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$5,898,811	($327,468)	$5,571,343

The tax character of distributions was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2019	October 31, 2018
Ordinary Income	$ 17,500	$ 357,042
Long-term Capital Gain	1,035,887	459,888
	$ 1,053,387	$ 816,930

Subsequent to October 31, 2019, there were distributions paid on December 19, 2019 to the shareholders of record on December 18, 2019 of $0.029773 per share from net investment income, $0.215092 per share from short-term capital gains and $1.134951 per share from long-term capital gains.

As of October 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$523,631
Undistributed long-term capital gain (accumulated losses)	2,427,032
Unrealized appreciation (depreciation) - net	5,571,343
$8,522,006

Book to tax differences are primarily attributable to the tax deferral of wash sales.

9.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that, other than the December 19, 2019 distributions reported in Note 8, there is no impact requiring adjustment or disclosure in the financial statements.

2019 Annual Report 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ensemble Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ensemble Fund (the “Fund”), a series of PFS Funds, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 20, 2019

2019 Annual Report 13

Trustees and Officers (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-785-8165. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	8	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Indefinite Term;	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance	Since 2010	Solutions LLC (investment compli-
	Officer		ance and consulting) since March
2007.

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	8	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown, estate	8	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	planning and business attorney		Investor Funds
(1970 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	8	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
Lubrication Specialists, Inc. (1996 to
current).

(1)	The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2019 Annual Report 14

Investment Adviser
Ensemble Capital Management, LLC

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders’ Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Ensemble
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Ensemble Fund www.ensemblefund.com 1-800-785-8165

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 10/31/19	FYE 10/31/18
Audit Fees	$13,750	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$800

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 10/31/19	FYE 10/31/18
Registrant	$3,750	$3,800
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 1/3/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 1/3/20

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 1/3/20